UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                _____________

                                  FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                       June 13, 2006 (June 8, 2006)
                                ______________

                       DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

            Florida                     0-8527               59-1757642
(State or other jurisdiction          (Commission          (IRS Employer
       of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                 21090
   (Address of principal executive offices)                  (Zip Code)

    Registrant's telephone number, including area code: (410) 694-0500

                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     At its annual board meeting on June 8, 2006, the board appointed its Vice President of Operations, Michael Rowe, as its Chief Operating Officer. Mr. Rowe, 44 years of age, has been affiliated with the Company since June 1, 2001, and has been involved in the healthcare field for 21 years.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By----------------------------------
                                          STEPHEN W. EVERETT
                                          President and Chief Executive
                                               Officer

Dated:  June 13, 2006